UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 9, 2007

                     Morgan Stanley Spectrum Technical L.P.
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             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                      0-26338                   13-3782231
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(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
       of Incorporation)                                     Identification No.)

c/o Demeter Management Corporation, 522 Fifth Avenue,
13th Floor, New York, NY                                         10036
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code: (212) 296-1999

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

      (a) On October 9, 2007, the Registrant, Demeter Management Corporation, the general partner of the Registrant (the "General Partner"), and Aspect Capital Limited ("Aspect") entered into a management agreement (the "Aspect Agreement") pursuant to which, effective December 1, 2007, Aspect will serve as a trading advisor of the Registrant and will trade its allocated portion of the Registrant's net assets pursuant to Aspect's Diversified Program.

            A copy of the Aspect Agreement is filed herewith as Exhibit 10.20 and incorporated herein by reference.

      (b) On October 9, 2007, the Registrant, the General Partner and Rotella Capital Management, Inc. ("Rotella") entered into a management agreement (the "Rotella Agreement") pursuant to which, effective December 1, 2007, Rotella will serve as a trading advisor of the Registrant and will trade its allocated portion of the Registrant's net assets pursuant to Rotella's Standard Leverage Program.

            A copy of the Rotella Agreement is filed herewith as Exhibit 10.21 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

      (d) Exhibits.

             Exhibit    Exhibit Description
             -------    -------------------

             10.20 Management Agreement by and among the Registrant, the General Partner and Aspect dated as of October 9, 2007.

             10.21 Management Agreement by and among the Registrant, the General Partner and Rotella dated as of October 9, 2007.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MORGAN STANLEY SPECTRUM TECHNICAL L.P.

Date: October 15, 2007              By:   Demeter Management Corporation

                                           as General Partner


                                    /s/ Walter Davis
                                    --------------------------------------------
                                    Name:  Walter Davis
                                    Title: President